Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 28, 2006
          THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made as of the “Amendment Effective Date” (as defined below) by and among GARDNER DENVER, INC. (the “Borrower”), GD First (UK) Limited, a limited company organized under the laws of England and Wales (the “UK Borrower”), and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany (the “German Borrower,” and together with the Borrower and the UK Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof as lenders (the “Lenders”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA, having its main office in Chicago, Illinois), individually as a Lender, as LC Issuer, and Swing Line Lender and as agent (the “Agent”) for the Lenders under that certain Third Amended and Restated Credit Agreement dated as of May 13, 2005 by and among the Borrowers, the Lenders and the Agent, (as such may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrowers, the Lenders, the LC Issuer, the Swing Line Lender and the Agent are parties to the Credit Agreement;
          WHEREAS, the Borrowers have requested that the Lenders amend Sections 6.14 and 6.15 of the Credit Agreement; and
          WHEREAS, the Lenders party hereto and the Agent are willing to amend the Credit Agreement, in each case on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:
     1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1. Section 6.14 of the Credit Agreement is hereby amended to (a) renumber the second clause “(vi)” appearing therein as a new clause “(vii)”, (b) delete the word “and” before such new clause (vii) and (c) to add the following new clause (viii) immediately after such new clause (vii):
“and (viii) the transfer of Property from one Subsidiary to another Wholly-Owned Subsidiary; which is a Domestic Subsidiary or (b) one Foreign Subsidiary to another Wholly Owned Subsidiary which is a Foreign Subsidiary.
          1.2. Section 6.15(xi) of the Credit Agreement is hereby amended and restated as follows:
     "(xi) Acquisitions of other Persons made by the Borrower or a Subsidiary where:
(a)	upon giving effect to each such Acquisition (1) the Person so acquired by the Borrower shall have either been merged into the Borrower or such Subsidiary (with the Borrower or such Subsidiary as the surviving entity) or such Person shall have become a Wholly-Owned Subsidiary of the Borrower (and the Borrower shall have complied with Section 6.10 in respect of such Subsidiary) and (2) no Default or Unmatured Default does exist or would exist after giving effect to the proposed Acquisition; and

(b)	prior to the date of such Acquisition, such Acquisition shall have been approved by the board of directors and, if applicable, the shareholders of the Person whose stock or assets are being acquired in connection with such Acquisition and no claim or challenge has been asserted or threatened by any shareholder or director of such Person which could reasonably be expected to have a material adverse effect on such Acquisition or a Material Adverse Effect; and

(c)	if the aggregate consideration to be paid by the Borrower and its Subsidiaries is greater than $50,000,000, then the Borrower shall have supplied the Lenders, at least 10 days prior to any such proposed Acquisition, with financial statements for the Person to be acquired for the most recently available twelve month period and pro forma financial statements for such Person and the Borrower on a consolidated basis, in a manner acceptable to the Agent, which shall demonstrate in the reasonable judgment of the Agent that, if such Acquisition were to be consummated, the Leverage Ratio would not exceed (i) 4.00 to 1.0 for the four-quarter periods ending on or before September 30, 2006, (ii) 3.75 to 1.0 for the four-quarter periods ending on or before September 30, 2008 and (iii) 3.50 to 1.0 for the four-quarter periods ending on December 31, 2008 and at the end of each fiscal quarter thereafter (it being understood and agreed that if such historic and pro forma financial statements demonstrate, in the reasonable judgment of the Agent, that the Leverage Ratio would exceed these limits, the Required Lenders’ consent shall be required for consummation of the proposed Acquisition).”

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          1.3. Section 6.19 of the Credit Agreement is hereby amended to delete the word “and” before clause (iii) thereof and to add the following clause (iv) immediately after clause (iii):
“and (iv) pursuant to transactions expressly permitted elsewhere under this Agreement.”
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date of satisfaction of the following conditions (the “Amendment Effective Date”), if, and only if, the Agent shall have received each of the following:
     (a) duly executed signature pages of this Amendment from the Borrowers and the Required Lenders;
          (b) a reaffirmation from the Borrower of the Parent Guaranty and from each of the Borrower’s Subsidiaries which are parties to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof; and
     (c) such other documents, instruments and agreements as the Agent may reasonably request.
     3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:
          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.
          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Credit Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
          (c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.
     4. Reference to the Effect on the Credit Agreement.
          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.
          (b) Except as previously modified in writing, and as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

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     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent’s counsel shall be effective as a counterpart signature and each party executing such a facsimile counterpart shall be deemed to agree to deliver originals to the Agent thereof.

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     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

GARDNER DENVER, INC., as a Borrower

By:	/s/ Helen W. Cornell

Print Name:	Helen W. Cornell
Title:	Vice President, Finance and CFO

GD FIRST (UK) LIMITED, as a Borrower

By:	/s/ Helen W. Cornell

Print Name:	Helen W. Cornell
Title:	Director

GARDNER DENVER HOLDINGS GMBH & CO. KG, as a Borrower

By:	/s/ Thomas Kurth

Name:	Thomas Kurth
Title:	Managing Director/Geschäftsführer Gardner Denver Holdings Verwaltungs GmbH, General Partner of Gardner Denver Holdings GmbH & Co. KG
Signature Page to Amendment and Waiver No. 1
June 2006
Gardner Denver, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Main Office Chicago)), Individually as a Lender, as a LC Issuer, the Swing Line Lender and as Agent

By:	/s/ Suzanne Ergastolo

Print Name:	Suzanne Ergastolo

Title:	Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

BEAR STEARNS CORPORATE LENDING INC., Individually as a Lender and as Syndication Agent for the Term Loan Facility

By:	/s/ Victor Bulzacchelli

Print Name:	Victor Bulzacchelli

Title:	Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually as a Lender and as Syndication Agent for the Revolving Loan Facility

By:	/s/ C. Jeffrey Seaton

Print Name:	C. Jeffrey Seaton

Title:	Managing Director

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

HARRIS N.A., formerly known as Harris Trust and Savings Bank, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Thad D. Rasche

Print Name:	Thad D. Rasche

Title:	Director

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

NATIONAL CITY BANK OF THE MIDWEST, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Jennifer L. Kofod

Print Name:	Jennifer L. Kofod

Title:	Senior Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

KEYBANK NATIONAL ASSOCIATION, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility

By:	/s/ Thomas J. Purcell

Print Name:	Thomas J. Purcell

Title:	Senior Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

THE BANK OF TOKYO-MITSUBISHI, LTD., Individually as a Lender

By:	/s/ Kazuya Matsushita

Print Name:	Kazuya Matsushita

Title:	General Manager

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

U.S. BANK NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Karen Meyer

Print Name:	Karen Meyer

Title:	Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

NORDEA BANK FINLAND plc, Individually as a Lender

By:	/s/ Henrik M. Steffensen

Print Name:	Henrik M. Steffensen

Title:	Senior Vice President

By:	/s/ Gerald E. Chelius, Jr.

Print Name:	Gerald E. Chelius, Jr.

Title:	SVP Credit

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

SCOTIABANC INC., Individually as a Lender

By:	/s/ M. D. Smith

Print Name:	M. D. Smith

Title:	Assistant Vice President and Treasurer

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

THE BANK OF NEW YORK, Individually as a Lender

By:

Print Name:

Title:

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

FIFTH THIRD BANK, Individually as a Lender

By:	/s/ Robert M. Sandler

Print Name:	Robert M. Sandler

Title:	Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

LASALLE BANK NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Oscar D. Johnson, Sr.

Print Name:	Oscar D. Johnson, Sr.

Title:	Senior Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

FIRST BANK, Individually as a Lender

By:	/s/ Keith M. Schmeider

Print Name:	Keith M. Schmeider

Title:	Senior Vice President

ASSOCIATED BANK, N.A., Individually as a Lender

By:

Print Name:

Title:

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

BANK OF AMERICA, N.A., Individually as a Lender

By:	/s/ Jason R. Hickey

Print Name:	Jason R. Hickey

Title:	Senior Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

GUARANTY BANK, Individually as a Lender

By:	/s/ Robert S. Hays

Print Name:	Robert S. Hays

Title:	Senior Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

BNP PARIBAS, Individually as a Lender

By:	/s/ Tim King

Print Name:	Tim King

Title:	Managing Director

By:	/s/ Gaye C. Plunkett

Print Name:	Gaye C. Plunkett

Title:	Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, Individually as a Lender

By:	/s/ Ken Hamilton

Print Name:	Ken Hamilton

Title:	Director

By:	/s/ Shannon Batchman

Print Name:	Shannon Batchman

Title:	Director

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

MERCANTILE TRUST & SAVINGS BANK, Individually as a Lender

By:	/s/ Richard J. Halter

Print Name:	Richard J. Halter

Title:	Vice President Credit Administration

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

KBC BANK, NV, Individually as a Lender

By:

Print Name:

Title:

By:

Print Name:

Title:

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, Individually as a Lender

By:	/s/ Bruce Wicks

Print Name:	Bruce Wicks

Title:	First Vice President

Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

EXHIBIT A
REAFFIRMATION
          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 dated June 28, 2006 (the “Amendment”) in connection with that certain Credit Agreement dated as of May 13, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gardner Denver, Inc., a Delaware corporation, GD First (UK) Limited, a limited company organized under the laws of England and Wales, and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany, the institutions from time to time parties to that certain Credit Agreement as Lenders and JPMorgan Chase Bank, National Association, as successor by merger to Bank One, NA, as an LC Issuer, the Swing Line Lender and as Agent for the Lenders. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty, the Subsidiary Guaranty and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

GARDNER DENVER, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Vice President, Finance and CFO

GARDNER DENVER INTERNATIONAL, INC. ALLEN-STUART EQUIPMENT COMPANY, INC. GARDNER DENVER WATER JETTING SYSTEMS, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Chairman
Signature Page to Amendment and Waiver No. 1
June 2006
Gardner Denver, Inc.

GARDNER DENVER HOLDINGS INC. AIR-RELIEF, INC. GARDNER DENVER NASH LLC EMCO WHEATON USA, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: Vice President, Finance
Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.

TCM INVESTMENTS, INC. THOMAS INDUSTRIES INC. THOMAS INDUSTRIES ASIA PACIFIC, INC. THOMAS-OBERDORFER PUMPS, INC. RIETSCHLE THOMAS HANOVER, INC. GARDNER DENVER THOMAS, INC.

By:	/s/ Helen W. Cornell

Name: Helen W. Cornell
Title: President
Signature Page to Amendment No. 1
June 2006
Gardner Denver, Inc.